Exhibit 10.27


                            GUARANTY


     This  GUARANTY ("Guaranty") is executed as of June 11, 2001,
by    STRATUS    PROPERTIES,   INC.,   a   Delaware   corporation
("Guarantor"), for the benefit of COMERICA BANK-TEXAS, a state banking association ("Lender").

                     W I T N E S S E T H :

     WHEREAS, Lender has entered into a Construction Loan Agreement ("Loan Agreement") of even date herewith, with 7500 Rialto Boulevard, L.P., a Texas limited partnership ("Borrower"), pursuant to which Borrower has executed that certain Promissory Note dated of even date herewith payable to the order of the
Lender in the original principal amount of $18,350,000.00 (together with all renewals, modifications, increases and extensions thereof, the "Note") under which Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan ("Loan") made or to be made by
Lender to Borrower, up to the principal amount of the Note, to finance the cost of development and construction of an office building consisting of approximately 77,500 square feet of leasable space and related amenities and improvements specifically including, but not limited to, a parking garage with approximately one hundred (100) parking spaces (the "Phase I Improvements") upon certain real property (the "Land") located in Travis County, Texas, which Loan is secured by the liens and security interests of an Amended and Restated Deed of Trust (herein so called) upon the Land (as more fully defined in the Loan Agreement). Provided certain leasing criteria is met for the Phase I Improvements, said Loan will also finance the cost of development and construction of a second office building to be constructed on the Land also consisting of approximately 77,500 square feet of leasable space and related amenities and improvements (the "Phase II Improvements"), said Phase I Improvements and Phase II Improvements being more fully described in the Loan Agreement and collectively referred to herein as the "Project". Said Note is further evidenced, secured or governed by other instruments and documents executed in connection with the Loan of even date herewith (collectively the "Loan Documents"); and

     WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment to Lender of the Guaranteed Obligations (as herein defined) and unless Guarantor is willing to guarantee the completion of the Project; and

     WHEREAS, Guarantor is the owner of a direct or indirect interest in Borrower, and Guarantor will directly benefit from Lender's making the Loan to Borrower.

     WHEREAS, any capitalized terms not otherwise defined herein shall have the meaning ascribed to said term in the Loan
Agreement.

     NOW, THEREFORE, as an inducement to Lender to enter into the Loan Agreement and to make the Loan to Borrower as described therein, and to extend such additional credit as Lender may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                           ARTICLE I

                  NATURE AND SCOPE OF GUARANTY

     I.1 Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the PAYMENT and PERFORMANCE of the "Guaranteed Obligations" (as herein defined) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor. As used herein, the term "Guaranteed Obligations" means the following Payment Obligations and Performance Obligations, together with Guarantor's indemnification of and agreement to hold Lender harmless from any and all losses, costs, liabilities or expenses incurred in connection with the construction of the Project, including but not limited to any losses, costs, liabilities or expenses of delay:

     A.   Payment Obligations:

          (1) all principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Lender at any time created or arising in connection with the Loan, or any amendment thereto or substitution therefor, including but not limited to all indebtedness, obligations and liabilities of Borrower to Lender arising under the Note or under the Loan Documents;

          (2) all liabilities of Borrower for future advances, extensions of credit, sales on account or other value at any time given or made by Lender to Borrower arising under the Loan Documents whether or not the advances, credit or value are given pursuant to commitment;

          (3) any and all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender arising under the Loan Documents, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

          (4)   any  and all post-petition interest and expenses (including
     attorney's   fees)  whether  or  not  allowed  under  any  bankruptcy,
     insolvency, or other similar law; and

          (5) all costs, expenses and fees, including but not limited to court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (1) through (4) of this Section.

     B.    Performance Obligations.  If for any reason whatsoever, Borrower
(i) fails or neglects to complete the Project within the time specified therefor in the Loan Agreement, including, but not limited to paying for all permits, certificates, tap fees, and other costs of compliance with Governmental Requirements (as defined in the Loan Agreement) and in compliance with all governmental or quasi-governmental agencies and the costs of all bonding, insurance, and other expenses related to such construction, (ii) fails to prosecute with diligence and continuity the construction of the Project in accordance with the Loan Agreement, which Project shall specifically include, but not be limited to, all tenant finish-out which is required to be completed by Borrower under the terms of any Tenant Leases (as defined in the Loan Agreement) during the term of the Loan and obtaining and paying for certificates of occupancy for the Project issued by the City of Austin, (iii) fails to pay all bills and obtain all lien waivers and releases in connection with such construction as required by the Loan Agreement, (iv) fails or neglects to take such action as may be required to enforce the rights of Stratus Properties Operating Co. under the Austin Water Agreement (as defined in the Loan Agreement) or fails to comply with the requirements under the Loan Agreement as to the Borrower's Deposit (as defined in the Loan Agreement), (v) commits or permits to exist an event of default under any one or more of the Loan Documents, or (vi) is unable to satisfy any condition precedent to obtaining an advance of the Loan proceeds under the Loan Agreement, then Lender, in addition to Lender's other rights, remedies and recourses whether existing hereunder, under the Loan Documents, or otherwise, may proceed under this paragraph. In any such event, within five (5) days from the date Lender notifies Guarantor of Borrower's failure to satisfy any condition enumerated in the first sentence of this paragraph, Guarantor agrees, at Guarantor's sole cost and expense, to diligently pursue the completion of construction of the Project within the time and in the manner specified in the Loan Agreement and shall include, but not be limited to, the obligation to
(i) pay for all permits, certificates, tap fees and other costs of compliance with Governmental Requirements (as defined in the Loan Agreement) and in compliance with all governmental or quasi-governmental agencies and the costs of all bonding, insurance, and other expenses related to such construction, which construction shall specifically include, but not be limited to, all tenant finish-out which is required to be completed by Borrower under the terms of any Tenant Leases and to obtain and pay for certificates of occupancy for the Project issued by the City of Austin; (ii) pay all bills and obtain all lien waivers and releases in connection with such construction as is required by the Loan Agreement; and
(iii) take such action as is necessary to enforce Stratus Properties Operating Co.'s right under the Austin Water Agreement and to deposit such sums with Lender as may be required for Borrower's Deposit. PROVIDED, HOWEVER, in the event the Phase II Conditions (as defined in the Loan Agreement) are not met and Lender elects not to fund the Phase II
Improvements, then, for purposes of this Guaranty, the Performance Obligations of Guarantor shall mean the Phase I Improvements only, and the definition of "Project" shall mean the Phase I Improvements only.

     I.2 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased, reduced or paid in full shall not release, discharge or reduce the obligation of Guarantor to Lender with respect to indebtedness or obligations of Borrower thereafter incurred (or other Guaranteed Obligations thereafter arising) under the Note or otherwise. This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Obligations and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Obligations.

     I.3 Lender's Additional Rights and Remedies. If Guarantor shall fail to perform Guarantor's Obligations, Lender shall have the following rights and remedies in addition to any other rights and remedies hereunder or under the Loan Documents:

          (i) If such failure of Guarantor occurs after any trustee's sale or foreclosure and/or sale of the property or collateral covered by the Loan Documents, Lender shall have an immediate right to obtain from Guarantor damages in an amount which is equal to the sum necessary to complete construction of the Project as such sum may be established by construction contracts, appraisals, or other competent evidence and including any additional costs incurred due to any delay in construction caused by Borrower or Guarantor or any need to correct work improperly or incompletely performed, without any necessity of completing or beginning actual construction of the Project, less the sum equal to the undisbursed balance of the Loan less interest accruing with respect to the Loan and any expenses incurred by Lender in connection with any trustee's sale or foreclosure and/or sale of all or any of the property or collateral covered by the Loan Documents, and Lender shall have an immediate right to obtain judgment against Guarantor in such amount and Lender may also exercise all remedies available under the laws of the State of Texas for action on a matured contractual indebtedness.

          (ii) Regardless of whether such failure of Guarantor occurs before or after any trustee's sale or foreclosure and/or sale of the property or collateral covered by the Loan Documents, Lender, at Lender's sole option, shall have the right, but shall have no obligation, to complete construction of the Project in the manner specified in the Loan Agreement by or through any agent, contractor or subcontractor of its selection and to recover from Guarantor as damages the amount of any and all expenditures made by Lender in connection with such completion and including any additional costs incurred due to any delay in construction caused by Borrower or Guarantor or any need to correct work improperly or incompletely performed.

     I.4   Guaranteed  Obligations Not Reduced by Offset.   The  Guaranteed
Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise. Without limiting the foregoing or the Guarantor's liability hereunder, to the extent that Lender advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantor is absolutely liable to make such payments of the Guaranteed Obligations to (and confer such benefits on) Lender, on a timely basis.

     I.5 Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the
Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

     I.6 No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to
(i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Obligations or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Guaranteed Obligations, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Guaranteed Obligations, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

     I.7 Waivers. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Project, (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Loan Documents), (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed. The parties intend that Guarantor shall not be considered a "debtor" as defined in Tex. Bus. & Com. Code Ann. & 9.105, as amended (and any successor statute thereto).

     I.8 Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section shall survive the payment of the Guaranteed Obligations.

     I.9 Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

     1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise until the Loan is paid in full.

     I.10 "Borrower". The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

                           ARTICLE II

             EVENTS AND CIRCUMSTANCES NOT REDUCING
             OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's Obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

     II.1 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, Note, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

     II.2   Adjustment.    Any  adjustment,  indulgence,   forbearance   or
compromise that might be granted or given by Lender to Borrower.

     II.3 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

     II.4 Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Note or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority,
(iv) the Guaranteed Obligations violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed
Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

     II.5 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

     II.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

     II.7 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

     II.8 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

     II.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

     II.10 Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

     II.11      Merger.   The  reorganization, merger or  consolidation  of
Borrower into or with any other corporation or entity.

     II.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

     II.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of
Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                          ARTICLE III

                 REPRESENTATIONS AND WARRANTIES

     To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

     III.1 Benefit. Guarantor is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

     III.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

     III.3 No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

     III.4 Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

     III.5 Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     III.6 Financial Information. All of the financial information provided by Guarantor to Lender is true and correct in all respects. Guarantor shall furnish to Lender quarterly and annual certified financial statements of Guarantor, including cash flow and contingent liability information, prepared in accordance with generally accepted accounting principles consistently applied by, and (i) as to the annual financial statements, said annual statements shall be certified to be true and correct by an independent certified public accountant; and (ii) as to the quarterly financial statements, said quarterly statements shall be certified as true and correct by the Guarantor's chief financial officer. Each such annual financial statement shall be delivered to Lender within ninety-five (95) days after the end of such calendar year.

     III.7      Survival.   All  representations  and  warranties  made  by
Guarantor herein shall survive the execution hereof.

                        ARTICLE IV

             SUBORDINATION OF CERTAIN INDEBTEDNESS

     IV.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations. Upon the occurrence of an Event of Default (as defined in the Loan Documents) or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     IV.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

     IV.3 Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

     IV.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not
(i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

                           ARTICLE V

                         MISCELLANEOUS

     V.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     V.2   Notices.   All  notices  or  other  communications  required  or
permitted to be given pursuant hereto shall be in writing and shall be deemed properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested;
(ii) by delivering same in person to the intended addressee; or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth herein. For purposes of such notices, the addresses of the parties shall be as follows:

     Lender:             Comerica Bank-Texas
                    1601 Elm Street, 2nd Floor
                    Dallas, Texas  75201
                    Attn:  Real Estate Department

     Guarantor:          Stratus Properties, Inc.
                    98 San Jacinto Boulevard
                    Suite 220
                    Austin, Texas 78701
                    Attn.:    William H. Armstrong, III

     With a copy to:     Armbrust Brown & Davis, L.L.P.
                    100 Congress Avenue
                    Suite 1300
                    Austin, Texas  78701
                    Attention:  Kenneth Jones, Esq.

     V.3 GOVERNING LAW. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN TRAVIS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ANY ACTION OR PROCEEDING AGAINST GUARANTOR UNDER OR IN CONNECTION WITH THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN TRAVIS COUNTY, TEXAS. GUARANTOR HEREBY IRREVOCABLY (i) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (ii) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. GUARANTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT
ITS ADDRESS SPECIFIED HEREIN. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MATTER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF GUARANTOR'S PROPERTY IN COURTS IN OTHER
JURISDICTIONS. ANY ACTION OR PROCEEDING BY GUARANTOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN TRAVIS COUNTY, TEXAS.

     V.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     V.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

     V.6 Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

     V.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

     V.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

     V.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

     V.10 Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     V.11 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

     V.12 Release of Guaranty. Upon full and final payment of the indebtedness evidenced by the Note, performance of all Obligations under the Loan Agreement and satisfaction of all the Guaranteed Obligations described in this Guaranty, this Guaranty shall be released and of no further force and effect.

     EXECUTED as of the day and year first above written.

                              GUARANTOR:

                              STRATUS PROPERTIES, INC.,
                              a Delaware corporation



                              By:  /s/ William H. Armstrong,III
                                  ------------------------------
                              Name:  William H. Armstrong, III
                              Title:  President and Chief
                                       Executive Officer




STATE OF TEXAS      &
                    &
COUNTY OF ___________    &

     This instrument was ACKNOWLEDGED before me this _____ day of June, 2001, by ___________________________________, the _________________ of
STRATUS PROPERTIES, INC., a Delaware corporation, on behalf of said corporation.


[S E A L]
                              Notary Public - State of Texas
My Commission Expires:

______________________             Printed Name of Notary Public